UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2015

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On January 29, 2015, Harvest Natural Resources, Inc., issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, that its affiliates, HNR Finance B.V. and Harvest Vinccler S.C.A., have withdrawn without prejudice a Request for Arbitration filed January 15, 2015 with the International Centre for Settlement of Investment Disputes against the Government of the Bolivarian Republic of Venezuela, pursuant to an order issued yesterday by the Court of Chancery of the State of Delaware at the request of Petroandina Resources Corporation N.V.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of Harvest Natural Resources, Inc., dated January 29, 2015.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

January 29, 2015	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release of Harvest Natural Resources, Inc., dated January 29, 2015.